UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 13, 2009

Integra LifeSciences Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26244	510317849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

311 Enterprise Drive, Plainsboro, New Jersey		08536
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-275-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 13, 2009, the Compensation Committee of the Board of Directors (the "Board") of Integra LifeSciences Holdings Corporation (the "Company") approved a new form of restricted stock agreement to be used for future grants of restricted stock to non-employee directors. The revised form of agreement provides for share withholding not in excess of the minimum tax required to be withheld by law, if tax withholding is required. The foregoing description of the form of restricted stock agreement is qualified in its entirety by reference to the form of restricted stock agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

APPOINTMENT OF NEW DIRECTOR

On April 13, 2009, the Board of Directors of the Company appointed Raymond G. Murphy, age 61, as a director of the Company, effective April 17, 2009. The press release issued by the Company announcing this appointment is attached as Exhibit 99.1 to this report.

Mr. Murphy served as Senior Vice President & Treasurer of Time Warner Inc. between 2004 and 2008. Between 2001 and 2004, he was Vice President & Treasurer of Time Warner Inc. From 1999 until 2001, he was Senior Vice President & Treasurer of America Online, Inc. Between 1993 and 1999, he was Senior Vice President, Finance & Treasurer of Marriott International, Inc. Prior to Marriott, he held executive positions at Manor Care, Inc., Ryder System Inc. and W R Grace & Company. Since 2005, he has been a member of the Finance Committee of The Advertising Council, Inc. and from 2007 until 2009, he served as Chair of such committee. Between 2004 and 2009, he served on the Board of Directors of The Advertising Council, Inc. and between 2007 and 2009, he served on its Executive Committee. He received a B.S. from Villanova University and an M.B.A. from Columbia University Graduate School of Business.

The Compensation Committee of the Board of Directors approved the payment of a retainer of $5,000 (which is one/twelfth of the current annual retainer for non-employee directors) for Mr. Murphy serving as a director for the period from April 17, 2009 through May 20, 2009, the date of the Company’s 2009 Annual Meeting of Stockholders. The Company will pay this retainer to Mr. Murphy in cash on May 20, 2009.

(e)

AMENDMENT TO EMPLOYMENT AGREEMENT WITH PRESIDENT AND CHIEF EXECUTIVE OFFICER

On April 13, 2009, the Company and Stuart M. Essig, the Company’s President and Chief Executive Officer entered into Amendment 2009-1 (the "Essig Amendment") to Mr. Essig’s Second Amended and Restated Employment Agreement, dated as of July 27, 2004 (the "Essig Employment Agreement"). The Essig Amendment provides that, effective for the period commencing on the first day of the first full pay period on or after April 13, 2009 and ending on December 31, 2009, the Company will reduce his 2009 annual base salary from $650,000 to his 2008 level of $600,000. In addition, the Essig Amendment provides that, for purposes of calculating bonus or severance amounts tied to base salary and for determining 2010 salary and special equity bonus award opportunity for 2009, the base salary for 2009 is deemed to be $650,000.

The Essig Amendment also acknowledges that the Company did not pay Mr. Essig a cash bonus for 2008 and provides that the Company will provide Mr. Essig the opportunity to earn a special restricted stock grant (instead of a cash bonus) for 2009 based on his individual performance and that of the Company against objectives approved by the Compensation Committee of the Board of Directors. The amount of the award opportunity is targeted at $650,000. If Mr. Essig earns the award, the Company will grant the award in the first quarter of 2010 and the award will vest with respect to 100% of the underlying shares on December 31, 2010, subject to Mr. Essig’s continued employment through such date.

The Essig Amendment also provides that the foregoing changes made by the Essig Amendment will not constitute "Good Reason" for Mr. Essig to terminate employment.

The foregoing description of the Essig Amendment is qualified in its entirety by reference to the copy of the Essig Amendment which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. In all other respects not amended, the Essig Employment Agreement remains in full force and effect.

AMENDMENT TO EMPLOYMENT AGREEMENTS WITH CHIEF OPERATING OFFICER AND CHIEF FINANCIAL OFFICER

On April 13, 2009, the Company and Gerard S. Carlozzi, the Company’s Executive Vice President and Chief Operating Officer, entered into Amendment 2009-1 (the "Carlozzi Amendment") to Mr. Carlozzi’s Amended and Restated Employment Agreement with the Company, dated as of December 19, 2005 (the "Carlozzi Employment Agreement"). In addition, on April 13, 2009, the Company and John B. Henneman, III, the Company’s Executive Vice President, Finance and Administration, and Chief Financial Officer, entered into Amendment 2009-1 (the "Henneman Amendment") to Mr. Henneman’s Amended and Restated Employment Agreement with the Company, dated as of December 19, 2005 (the "Henneman Employment Agreement"). The Carlozzi Amendment and the Henneman Amendment are collectively referred to herein as the "EVP Amendments."

The EVP Amendments provide that, effective for the period commencing on the first day of the first full pay period on or after April 13, 2009 and ending on December 31, 2009, the Company will reduce the 2009 annual base salary of each of Mr. Carlozzi and Mr. Henneman from $475,000 to their 2008 level of $450,000. In addition, the EVP Amendments provide that, for purposes of calculating bonus or severance amounts tied to base salary, the base salary for 2009 for each of Messrs. Carlozzi and Henneman is deemed to be $475,000.

The EVP Amendments also acknowledge that the Company did not pay cash bonuses to executive officers for 2008 and provide that on April 13, 2009, each of Mr. Carlozzi and Mr. Henneman will be granted a special restricted stock grant for 2008 (instead of a cash bonus) with a value targeted at approximately $180,000 (based on the closing price of the Company’s common stock on the date of grant), based on their performance and that of the Company and in recognition of their 2009 salary reduction. Each award will vest with respect to 100% of the underlying shares on March 15, 2010, subject to Mr. Carlozzi’s and Mr. Henneman’s continued employment through such date, respectively. In addition, the EVP Amendments provide that the Company will provide each of them with the opportunity to earn a special restricted stock grant (instead of a cash bonus) for 2009 based on their individual performance and that of the Company against objectives approved by the Compensation Committee of the Board of Directors. The value of each award opportunity is targeted at $237,500. If Mr. Carlozzi or Mr. Henneman earns his respective award, the Company will grant the award in 2010 on or prior to April 1, 2010, subject to Mr. Carlozzi’s or Mr. Henneman’s continued employment through such date, as applicable. The award will vest with respect to 100% of the underlying shares on December 31, 2010, subject to Mr. Carlozzi’s and Mr. Henneman’s continued employment through such date, as applicable.

The EVP Amendments also provide that the foregoing changes made by the EVP Amendments will not constitute "Good Reason" for Mr. Carlozzi or Mr. Henneman to terminate employment.

The foregoing description of the Carlozzi Amendment and the Henneman Amendment is qualified in its entirety by reference to the copies of the Carlozzi Amendment and the Henneman Amendment which are attached as Exhibits 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. In all other respects not amended, each of the Carlozzi Employment Agreement and the Henneman Employment Agreement remains in full force and effect.

Item 9.01 Financial Statements and Exhibits.

10.1 -- Form of Restricted Stock Agreement for Non-Employee Directors

10.2 -- 2009-1 Amendment to Employment Agreement, dated as of April 13, 2009, to the Second Amended and Restated Employment Agreement, between the Company and Mr. Essig, which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 filed on November 9, 2004, and previously amended by Amendment 2006-1, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 22, 2006, Amendment 2008-1, which is filed as Exhibit 10.12(c) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed on May 16, 2008 and Amendment 2008-2, which is filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 filed on August 11, 2008

10.3 -- Form of Restricted Stock Agreement for Mr. Essig for 2009

10.4 -- 2009-1 Amendment to Employment Agreement, dated as of April 13, 2009, to Mr. Carlozzi’s Amended and Restated 2005 Employment Agreement, between the Company and Mr. Carlozzi, which is filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 15, 2006, and previously amended by Amendment 2008-1 filed as Exhibit 10.16(b) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed on May 16, 2008 and Amendment 2008-2, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 24, 2008

10.5 -- 2009-1 Amendment to Employment Agreement, dated as of April 13, 2009, to Mr. Henneman’s Amended and Restated 2005 Employment Agreement between the Company and Mr. Henneman, which is filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 15, 2006, and previously amended by Amendment 2008-1 filed as Exhibit 10.15(b) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed on May 16, 2008 and Amendment 2008-2, filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 24, 2008

10.6 -- Form of Restricted Stock Agreement for 2008 and 2009 for Messrs. Carlozzi and Henneman

99.1 -- Press Release, dated April 13, 2009, issued by Integra LifeSciences Holdings Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra LifeSciences Holdings Corporation

April 13, 2009	By:	/s/ John B. Henneman, III

Name: John B. Henneman, III
Title: Executive Vice President, Finance and Administration, and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement for Non-Employee Directors
10.2	2009-1 Amendment to Employment Agreement, dated as of April 13, 2009, to the Second Amended and Restated Employment Agreement, between the Company and Mr. Essig, which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 filed on November 9, 2004, and previously amended by Amendment 2006-1, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 22, 2006, Amendment 2008-1, which is filed as Exhibit 10.12(c) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed on May 16, 2008 and Amendment 2008-2, which is filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 filed on August 11, 2008
10.3	Form of Restricted Stock Agreement for Mr. Essig for 2009
10.4	2009-1 Amendment to Employment Agreement, dated as of April 13, 2009, to Mr. Carlozzi’s Amended and Restated 2005 Employment Agreement, between the Company and Mr. Carlozzi, which is filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 15, 2006, and previously amended by Amendment 2008-1 filed as Exhibit 10.16(b) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed on May 16, 2008 and Amendment 2008-2, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 24, 2008
10.5	2009-1 Amendment to Employment Agreement, dated as of April 13, 2009, to Mr. Henneman’s Amended and Restated 2005 Employment Agreement between the Company and Mr. Henneman, which is filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 15, 2006, and previously amended by Amendment 2008-1 filed as Exhibit 10.15(b) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed on May 16, 2008 and Amendment 2008-2, filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 24, 2008
10.6	Form of Restricted Stock Agreement for 2008 and 2009 for Messrs. Carlozzi and Henneman
99.1	Press Release, dated April 13, 2009, issued by Integra LifeSciences Holdings Corporation